EXHIBIT 99.1
PRESS RELEASE ISSUED BY COVAD COMMUNICATIONS GROUP, INC.
DATED February 13, 2008

Media and Investors
Michael Doherty	Santina Scalione
408-952-7431	201-395-5703
mdoherty@covad.com	sscalion@covad.com
Covad Communications Group Reports
Fourth Quarter 2007 Results
Company delivers improved A-EBITDA and Cash Flow results;
Continued momentum in revenue from Growth Products
Financial and Business Highlights
•	$10.6 million in A-EBITDA

•	$7.4 million increase in cash, cash equivalents and short-term investments, and restricted cash and cash equivalents

•	$121.6 million in net revenues

•	$11.9 million ($0.04 per share) net loss

•	23 percent increase in subscription revenue from Growth products from the fourth quarter of 2006

•	22 percent increase in subscription revenue from T1 and Bonded T1 services from the fourth quarter of 2006

•	11 percent increase in subscription revenue from wireless from the fourth quarter of 2006

•	Announced definitive agreement to be acquired by Platinum Equity for $1.02 per share
San Jose, Calif. (February 13, 2008) – Covad Communications Group, Inc. (AMEX: DVW), a leading national provider of integrated voice and data communications, today announced its fourth quarter of 2007 financial results, including $121.6 million in net revenues, $10.6 million in A-EBITDA and a net loss of $11.9 million, or a $0.04 loss per share.
“The fourth quarter capped a year in which we improved A-EBITDA and cash flow, added value over our broadband pipes, expanded our distribution portfolio, and improved our strategic position,” said Charles Hoffman, Covad president and chief executive officer. “During the quarter we also signed a definitive agreement to be acquired by Platinum Equity for $1.02 per share. We are currently pursuing stockholder and regulatory approvals, and are confident that the acquisition will be completed sometime in the second quarter of 2008, as originally announced.”

Summary of Financial Results
•	Net revenues for the fourth quarter of 2007 totaled $121.6 million, a decrease of $0.3 million from the $121.9 million reported for the third quarter of 2007, and an increase of $2.1 million from the $119.5 million reported for the fourth quarter of 2006.

•	Direct subscribers for the fourth quarter of 2007 contributed $45.7 million of net revenues, or 37.6 percent, as compared to $45.3 million, or 37.2 percent, for the third quarter of 2007, and $42.3 million, or 35.4 percent, for the fourth quarter of 2006. Wholesale subscribers for the fourth quarter of 2007 contributed $75.9 million of net revenues, or 62.4 percent, as compared to $76.6 million, or 62.8 percent, for the third quarter of 2007, and $77.1 million, or 64.6 percent, for the fourth quarter of 2006.

•	Subscription revenue from Growth products for the fourth quarter of 2007 totaled $58.4 million, an increase of $1.6 million, or 2.8 percent, from the third quarter of 2007, and an increase of $10.9 million, or 22.9 percent from the fourth quarter of 2006. Covad’s growth products are T-1, business ADSL, Line-Powered Voice Access (“LPVA”), Voice over Internet Protocol (“VoIP”) and wireless. The increase from the third quarter of 2007 was attributable to increases in broadband subscription revenue from T-1, business ADSL and LPVA of $1.4 million, and VoIP subscription revenue of $0.2 million. The increase from the fourth quarter of 2006 was attributable to increases in broadband subscription revenue from T-1, business ADSL and LPVA of $8.1 million, VoIP subscription revenue of $2.4 million and wireless subscription revenue of $0.4 million. Subscription revenue from Growth products for the fourth quarter of 2007 contributed 52.6 percent of total subscription revenues, an increase of 1.6 percent from the third quarter of 2007 and an increase of 9.3 percent from the fourth quarter of 2006. Refer to the Selected Financial Data below, including Note 3, for additional information, including a summary of subscription revenue from Growth and Legacy products and a reconciliation of subscription revenue to the most directly comparable GAAP measure.

•	Subscription revenue from Legacy products for the fourth quarter of 2007 totaled $52.7 million, a decrease of $1.8 million, or 3.3 percent, from the third quarter of 2007, and a decrease of $9.5 million, or 15.3 percent from the fourth quarter of 2006. Covad’s legacy products, primarily sold through wholesale channels, are consumer ADSL, business SDSL, frame relay and high-capacity transport circuits. The decreases from the third quarter of 2007 and fourth quarter of 2006 were primarily attributable to decreases in broadband subscription revenue from consumer ADSL and business SDSL and frame relay products. Subscription revenue from Legacy products for the fourth quarter of 2007 contributed 47.4 percent of total subscription revenues, a decrease of 1.6 percent from the third quarter of 2007 and a decrease of 9.3 percent from the fourth quarter of 2006. Refer to the Selected Financial Data below, including Note 3, for additional information, including a summary of subscription revenue from Growth and Legacy products and a reconciliation of subscription revenue to the most directly comparable GAAP measure.

•	Revenue from business subscribers for the fourth quarter of 2007 contributed $97.9 million of net revenues, a 1.0 percent increase from the third quarter of 2007 and a 4.4 percent increase from the fourth quarter of 2006. Revenue from business subscribers comprised 80.5 percent of net revenues, up from 79.5 percent in the third quarter of 2007 and 78.6 percent in the fourth quarter of 2006. Revenue from consumer subscribers for the fourth quarter of 2007 contributed $23.7 million of net revenues, down from $24.9 million in the third of 2007 and $25.6 million in the fourth quarter of 2006. Revenue from consumer subscribers for the fourth quarter of 2007 comprised

19.5 percent of net revenues, down from 20.5 percent in the third quarter of 2007 and 21.4 percent in the fourth quarter of 2006.

•	Adjusted earnings before interest, taxes, depreciation and amortization (“A-EBITDA”) for the fourth quarter of 2007 totaled $10.6 million, up $0.3 million from the A-EBITDA reported for the third quarter of 2007, and up $3.9 million from the A-EBITDA reported for the fourth quarter of 2006. A-EBITDA in the fourth quarter of 2007 includes $2.1 million of expenses related to our pending merger agreement with Platinum, partially offset by lower operating expenses as a result of cost containment initiatives. Refer to the Selected Financial Data below, including Note 2, for additional information, including a reconciliation of this non-GAAP financial performance measure to the most directly comparable GAAP measure.

•	Net loss for the fourth quarter of 2007 totaled $11.9 million, or $0.04 loss per share, compared to the $4.9 million net loss, or $0.02 loss per share, reported for the third quarter of 2007 and the $8.4 million net loss, or $0.03 loss per share, reported for the fourth quarter of 2006. As stated above, fourth quarter of 2007 includes expenses related to our pending merger. In addition, included in net loss and A-EBITDA above for the fourth quarter of 2007 is a $7.3 million charge from an arbitration award case with one of our former wholesale customers. The Company has filed a motion to vacate this arbitration award and it is waiting for the court’s decision.

•	Cash, cash equivalents and short-term investments, and restricted cash and cash equivalents at the end of the fourth quarter of 2007 totaled $71.6 million, an increase of $7.4 million when compared to the balance of $64.2 million at the end of the third quarter of 2007. This increase in cash, cash equivalents and short-term investments, and restricted cash and cash equivalents for the fourth quarter of 2007 was primarily as a result of an improvement in our cash generated from our operating activities and the cost containment initiatives stated above.
“The fourth quarter results were the successful outcome of our strategy to significantly improve our A-EBITDA and cash performance,” said Justin Spencer, Covad’s chief financial officer. “Combined with our operational and network expertise, these results provide a platform for us to improve A-EBITDA and cash flow in 2008.”
Due to the pending acquisition of Covad by Platinum, which is expected to close in the second quarter, Covad will not provide financial guidance for 2008.
Conference Call Information
Covad will conduct a conference call to discuss these financial results on February 13, 2008 at 5:00 p.m. Eastern Time (ET)/ 2:00 p.m. Pacific Time (PT). The conference call will be Webcast over the Internet. To listen to the call, visit the Event Calendar section on the Covad web site at http://www.covad.com/about_investors.html. Investors and press may also listen by telephone to the call by dialing (800) 218-9073. Participants are advised to call in 10 minutes prior to the start time. The conference call will be recorded and available for replay listening until 11:59 p.m. EST on Wednesday, February 20, 2008 by dialing (800) 405-2236 and reference pass code 11107430. A companion presentation providing graphical details of this press release is also available on the same investor section of the Covad Website.
About Covad
Covad is a leading nationwide provider of integrated voice and data communications. The company offers DSL, Voice Over IP, T1, Web hosting, managed security, IP and dial-up, broadband wireless, and bundled voice and data services directly through Covad’s network and through Internet Service Providers, value-added resellers, telecommunications carriers and affinity groups to small and medium-sized businesses and home users. Covad broadband services are currently available across the nation in 44 states and 235 Metropolitan Statistical Areas (MSAs) and can be purchased by more than 57 million homes and businesses, which represent over 50 percent of all US homes and businesses. Corporate headquarters is located at 110 Rio Robles San Jose, CA 95134. Telephone: 1-888-GO-COVAD. Web Site: www.covad.com.
About the Transaction
In connection with the proposed merger, Covad has filed a proxy statement with the Securities and Exchange Commission. Investors and security holders are advised to read the proxy statement because it contains important information. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by Covad at the Securities and Exchange Commission’s Web site at http://www.sec.gov.
The proxy statement and such other documents may also be obtained free of charge from Covad by directing such request to Covad Communications Group Inc., 110 Rio Robles, San Jose, CA Attention: Investor Relations; Telephone: 408-434-2130.
Covad and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning the interests of these individuals in the solicitation is set forth in Covad’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
The foregoing contains “forward-looking statements” which are based on management’s current information and beliefs as well as on a number of assumptions concerning future events. Examples of forward-looking statements include the company’s expected revenue and revenue growth, net loss, A-EBITDA, expected savings from our cost-reduction efforts, continuing optimization of our business, increased sales of our growth products, our ability to close the transaction with Platinum Equity in the second quarter 2008, and our ability to more efficiently operate our business and build a platform for sustainable success. Readers are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside Covad’s control that could cause actual results to differ materially from such statements. These risk factors include our ability to rapidly expand and deploy new services and improve and upgrade our existing network and services, the impact of increasing competition, pricing pressures, consolidation in the telecommunications industry, uncertainty in telecommunications regulations and changes in technologies, among other risks. For a more detailed description of the risk factors that could cause such a difference, please see Covad’s 10-K, 10-Q, 8-K and other filings with the Securities and Exchange Commission. Covad disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This information is presented solely to provide additional information to further understand the results of Covad.

COVAD COMMUNICATIONS GROUP, INC.
SELECTED FINANCIAL DATA (unaudited)
(in thousands)
Condensed Consolidated Balance Sheet Data

	As of	As of	As of
	Dec 31, 2007	Sep 30, 2007	Dec 31, 2006
Cash, cash equivalents, and short-term investments	$65,956	$55,648	$62,072
Restricted cash and cash equivalents	5,667	8,534	19,578
Accounts receivable, net	30,186	35,625	31,151
All other current assets	7,807	9,657	11,148

Total current assets	109,616	109,464	123,949
Property and equipment, net	71,353	72,300	87,586
Collocation fees and other intangible assets, net	14,499	16,604	22,768
Goodwill	50,002	50,002	50,002
Deferred costs of service activation	23,580	25,920	24,268
Deferred debt issuance costs, net	2,209	2,623	3,823
All other long-term assets	1,470	1,765	912

Total assets	$272,729	$278,678	$313,308

Total current liabilities	$97,594	$89,839	$101,670
Long-term debt	172,461	172,461	167,240
Other long-term liabilities	38,944	42,687	42,044
Total stockholders’ equity (deficit)	(36,270)	(26,309)	2,354

Total liabilities and stockholders’ equity (deficit)	$272,729	$278,678	$313,308

COVAD COMMUNICATIONS GROUP, INC.
SELECTED FINANCIAL DATA (unaudited)
(in thousands, except per share amounts)
Condensed Consolidated Statements of Operations Data

	Three Months Ended			Twelve Months Ended
	Dec 31, 2007	Sep 30, 2007	Dec 31, 2006	Dec 31, 2007	Dec 31, 2006
Revenues, net	$121,594	$121,878	$119,456	$484,207	$474,304
Operating expenses:
Cost of sales (exclusive of depreciation and amortization)	84,795	86,950	84,325	346,876	328,474
Benefit from federal excise tax adjustment	—	—	—	—	(19,455)
Selling, general and administrative	26,581	25,064	29,267	111,434	127,380
Depreciation and amortization of property and equipment	10,042	10,137	9,938	41,985	34,876
Amortization of collocation fees and other intangible assets	2,268	2,322	2,411	9,284	9,949
Provision for post-employment benefits	229	66	137	1,652	1,597
Provision for arbitration award	7,338	—	—	7,338	—

Total operating expenses	131,253	124,539	126,078	518,569	482,821

Loss from operations	(9,659)	(2,661)	(6,622)	(34,362)	(8,517)

Other expense, net	(2,285)	(2,243)	(1,820)	(8,605)	(5,432)

Net loss	$(11,944)	$(4,904)	$(8,442)	$(42,967)	$(13,949)

Loss per common share:
Basic	$(0.04)	$(0.02)	$(0.03)	$(0.14)	$(0.05)

Diluted	$(0.04)	$(0.02)	$(0.03)	$(0.14)	$(0.05)

Weighted-average number of common shares outstanding
Basic	298,044	298,013	295,683	297,489	290,262

Diluted	298,044	298,013	295,683	297,489	290,262

Gross Margin (Note 1)	$36,799	$34,928	$35,131	$137,331	$145,830
%	30.3%	28.7%	29.4%	28.4%	30.7%
A-EBITDA Calculation (Note 2)

	Three Months Ended			Twelve Months Ended
	Dec 31, 2007	Sep 30, 2007	Dec 31, 2006	Dec 31, 2007	Dec 31, 2006
Net loss	$(11,944)	$(4,904)	$(8,442)	$(42,967)	$(13,949)
Plus: Other expense, net	2,285	2,243	1,820	8,605	5,432
Depreciation and amortization of property and equipment	10,042	10,137	9,938	41,985	34,876
Amortization of collocation fees and other intangible assets	2,268	2,322	2,411	9,284	9,949
Provision for arbitration award	7,338	—	—	7,338	—
Employee stock-based compensation	570	519	958	2,181	3,244

A-EBITDA	$10,559	$10,317	$6,685	$26,426	$39,552

COVAD COMMUNICATIONS GROUP, INC.
SELECTED FINANCIAL DATA (unaudited)
(in thousands)
Consolidated Revenue Data

	Three Months Ended			Twelve Months Ended
(Note 3 through 7)	Dec 31, 2007	Sep 30, 2007	Dec 31, 2006	Dec 31, 2007	Dec 31, 2006
Broadband subscription revenue	$92,265	$92,916	$93,100	$370,887	$373,658
VoIP subscription revenue	10,873	10,615	8,483	40,304	27,752
Wireless subscription revenue	3,763	3,679	3,377	14,497	10,872
High-capacity circuit subscription revenue	4,221	4,131	4,724	17,300	18,574

Total subscription revenue	111,122	111,341	109,684	$442,988	$430,856
Other revenue, net	10,472	10,537	9,772	41,219	43,448

Revenues, net	$121,594	$121,878	$119,456	$484,207	$474,304

Subscription revenue from Legacy products
Broadband — Consumer ADSL	$15,809	$16,456	$20,028	$68,580	$88,089
Broadband — Business SDSL & Frame Relay	32,666	33,938	37,407	137,909	154,872
High-capacity circuits	4,221	4,131	4,724	17,300	18,574

Total subscription revenue from Legacy products	52,696	54,525	62,159	223,789	261,535

Subscription revenue from Growth products
Broadband — T1, Business ADSL, LPVA	43,790	42,522	35,665	164,398	130,697
VoIP	10,873	10,615	8,483	40,304	27,752
Wireless	3,763	3,679	3,377	14,497	10,872

Total subscription revenue from Growth products	58,426	56,816	47,525	219,199	169,321

Total subscription revenue	111,122	111,341	109,684	442,988	430,856
Other revenue, net	10,472	10,537	9,772	41,219	43,448

Revenue, net	$121,594	$121,878	$119,456	$484,207	$474,304

Direct subscription revenue	$44,026	$43,736	$41,460	$172,434	$155,528
Wholesale subscription revenue	67,096	67,605	68,224	270,554	275,328

Total subscription revenue	$111,122	$111,341	$109,684	$442,988	$430,856

COVAD COMMUNICATIONS GROUP, INC.
SELECTED FINANCIAL AND OPERATING DATA (unaudited)

Key Operating Data

	As of
	Dec 31, 2007	Sep 30, 2007	Dec 31, 2006
End of Period Lines (EOP)
Company
Business	226,604	230,182	236,956
Consumer	260,647	274,898	282,059

Total Company	487,251	505,080	519,015

Wholesale
Business	163,261	166,078	171,647
Consumer	253,183	266,671	271,311

Total Wholesale	416,444	432,749	442,958

Direct
Business	63,343	64,104	65,309
Consumer	7,464	8,227	10,748

Total Direct	70,807	72,331	76,057

Direct VoIP
Customers	2,315	2,340	1,623
Stations	56,005	56,966	49,987
Sites	4,024	4,035	2,805

Direct Wireless
Subscribers	3,540	3,582	3,493

Average Revenue per User (ARPU)

	Three Months Ended
	Dec 31, 2007	Sep 30, 2007	Dec 31, 2006
Company
Business	$107	$105	$101
Consumer	$24	$24	$24

Total Company	$62	$61	$59

Wholesale
Business	$90	$88	$84
Consumer	$24	$24	$24

Total Wholesale	$49	$48	$47

Direct
Business	$151	$150	$147
Consumer	$30	$30	$35

Total Direct	$138	$135	$130

Direct VoIP
Customers	$1,635	$1,665	$1,814
Stations	$64	$62	$58
Sites	$924	$926	$1,039

Notes to Unaudited Selected Financial Data
1.	Gross margin is calculated by subtracting cost of sales (exclusive of depreciation and amortization) from revenues, net.

2.	Management believes that Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“A-EBITDA”), defined as net loss excluding (i) depreciation and amortization of property and equipment, (ii) amortization of intangible assets, (iii) other income (expense), net, (iv) employee stock-based compensation expense, and (v) provision for arbitration award is a useful measure because it provides additional information about the company’s ability to meet future capital expenditure and working capital requirements and fund continued growth. Management excludes employee stock-based compensation expense from this measure to enhance the comparability of operating results without giving effect to these non-cash charges which are in part a function of matters over which management has no control. Management also excluded a $7.338 million provision for an arbitration award from Adjusted EBITDA because it believes the specific dispute from which this arbitration arose is not reflective of its ongoing business activities and that investors will benefit from an understanding of the performance of the Company’s business without giving effect to this unusual event. Management uses A-EBITDA to evaluate the performance of its business segments and as a factor in its employee bonus program. A-EBITDA should not be used as an alternative to our operating and other financial information as determined under accounting principles generally accepted in the United States. A-EBITDA is not a prescribed term under accounting principles generally accepted in the United States, does not directly correlate to cash provided by or used in operating activities and should not be considered in isolation, nor as an alternative to more meaningful measures of performance determined in accordance with accounting principles generally accepted in the United States. A-EBITDA generally excludes the effect of capital costs. Management reconciles A-EBITDA to net income or loss because it believes that net income or loss is the closest measure determined under accounting principles generally accepted in the United States that approximates A-EBITDA.

3.	Broadband, VoIP, Wireless and High-Capacity subscription revenues are defined as billings for recurring services provided during the period. These subscription revenues exclude charges for Federal Universal Service Fund (“FUSF”) assessments, dial-up services and other adjustments. In addition, these subscription revenues include bills issued to customers that are classified as financially distressed and whose revenue is only recognized if cash is received (refer to Note 4 below for a more detailed discussion on accounting for financially distressed partners). Management believes that Broadband, VoIP, Wireless and High-Capacity subscription revenues are useful measures for investors as they represent key indicators of the growth of the company’s core business.

4.	When the company determines that (i) the collectibility of a bill issued to a customer is not reasonably assured or (ii) its ability to retain some or all of the payments received from a customer that has filed for bankruptcy protection is not reasonably assured, the customer is classified as “financially distressed” for revenue recognition purposes. A bill issued to a financially distressed customer is recognized as revenue when services are rendered and cash for those services is received, assuming all other criteria for revenue recognition have been met, and only after the collection of all previous outstanding accounts receivable balances. Consequently, there may be significant timing differences between the time a bill is issued, the time the services are provided and the time that cash is received and revenue is recognized.

5.	Customer rebates and incentives not subject to deferral consist of amounts paid or accrued under marketing, promotion and rebate incentive programs with certain customers. Rebates and incentives paid or accrued under these programs are not accompanied by any up-front charges billed to customers. Therefore, these charges are accounted for as reductions of revenue as incurred.

6.	Other revenues consist primarily of revenue recognized from amortization of prior period SAB 104 deferrals (refer to Note 7 below for a discussion of SAB 104), FUSF billed to our customers and other revenues not subject to SAB 104 deferral because they do not relate to an on-going customer relationship or performance of future services.

7.	In accordance with SAB 104, the company recognizes up-front fees associated with service activation, net of any amounts concurrently paid or accrued under certain marketing, promotion and rebate incentive programs, over the expected term of the customer relationship, which is presently estimated to be 24 to 48 months, using the straight-line method. The company also treats the incremental direct costs of service activation (which consist principally of customer premises equipment, service activation fees paid to other telecommunications companies and sales commissions) as deferred charges in amounts that are no greater than the up-front fees that are deferred, and such deferred incremental direct costs are amortized to expense using the straight-line method over 24 to 48 months.

Condensed Consolidated Balance Sheet Data

	As of	As of	As of
	Dec 31, 2007	Sep 30, 2007	Dec 31, 2006
Cash, cash equivalents, and short-term investments	$65,956	$55,648	$62,072
Restricted cash and cash equivalents	5,667	8,534	19,578
Accounts receivable, net	30,186	35,625	31,151
All other current assets	7,807	9,657	11,148

Total current assets	109,616	109,464	123,949
Property and equipment, net	71,353	72,300	87,586
Collocation fees and other intangible assets, net	14,499	16,604	22,768
Goodwill	50,002	50,002	50,002
Deferred costs of service activation	23,580	25,920	24,268
Deferred debt issuance costs, net	2,209	2,623	3,823
All other long-term assets	1,470	1,765	912

Total assets	$272,729	$278,678	$313,308

Total current liabilities	$97,594	$89,839	$101,670
Long-term debt	172,461	172,461	167,240
Other long-term liabilities	38,944	42,687	42,044
Total stockholders’ equity (deficit)	(36,270)	(26,309)	2,354

Total liabilities and stockholders’ equity (deficit)	$272,729	$278,678	$313,308

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Condensed Consolidated Statements of Operations Data

	Three Months Ended			Twelve Months Ended
	Dec 31, 2007	Sep 30, 2007	Dec 31, 2006	Dec 31, 2007	Dec 31, 2006
Revenues, net	$121,594	$121,878	$119,456	$484,207	$474,304
Operating expenses:
Cost of sales (exclusive of depreciation and amortization)	84,795	86,950	84,325	346,876	328,474
Benefit from federal excise tax adjustment	—	—	—	—	(19,455)
Selling, general and administrative	26,581	25,064	29,267	111,434	127,380
Depreciation and amortization of property and equipment	10,042	10,137	9,938	41,985	34,876
Amortization of collocation fees and other intangible assets	2,268	2,322	2,411	9,284	9,949
Provision for post-employment benefits	229	66	137	1,652	1,597
Provision for arbitration award	7,338	—	—	7,338	—

Total operating expenses	131,253	124,539	126,078	518,569	482,821

Loss from operations	(9,659)	(2,661)	(6,622)	(34,362)	(8,517)

Other expense, net	(2,285)	(2,243)	(1,820)	(8,605)	(5,432)

Net loss	$(11,944)	$(4,904)	$(8,442)	$(42,967)	$(13,949)

Loss per common share:
Basic	$(0.04)	$(0.02)	$(0.03)	$(0.14)	$(0.05)

Diluted	$(0.04)	$(0.02)	$(0.03)	$(0.14)	$(0.05)

Weighted-average number of common shares outstanding
Basic	298,044	298,013	295,683	297,489	290,262

Diluted	298,044	298,013	295,683	297,489	290,262

Gross Margin (Note 1)	$36,799	$34,928	$35,131	$137,331	$145,830
%	30.3%	28.7%	29.4%	28.4%	30.7%

A-EBITDA Calculation (Note 2)

	Three Months Ended			Twelve Months Ended
	Dec 31, 2007	Sep 30, 2007	Dec 31, 2006	Dec 31, 2007	Dec 31, 2006
Net loss	$(11,944)	$(4,904)	$(8,442)	$(42,967)	$(13,949)
Plus: Other expense, net	2,285	2,243	1,820	8,605	5,432
Depreciation and amortization of property and equipment	10,042	10,137	9,938	41,985	34,876
Amortization of collocation fees and other intangible assets	2,268	2,322	2,411	9,284	9,949
Provision for arbitration award	7,338	—	—	7,338	—
Employee stock-based compensation	570	519	958	2,181	3,244

A-EBITDA	$10,559	$10,317	$6,685	$26,426	$39,552

Consolidated Revenue Data

	Three Months Ended			Twelve Months Ended
(Note 3 through 7)	Dec 31, 2007	Sep 30, 2007	Dec 31, 2006	Dec 31, 2007	Dec 31, 2006
Broadband subscription revenue	$92,265	$92,916	$93,100	$370,887	$373,658
VoIP subscription revenue	10,873	10,615	8,483	40,304	27,752
Wireless subscription revenue	3,763	3,679	3,377	14,497	10,872
High-capacity circuit subscription revenue	4,221	4,131	4,724	17,300	18,574

Total subscription revenue	111,122	111,341	109,684	$442,988	$430,856

Other revenue, net	10,472	10,537	9,772	41,219	43,448

Revenues, net	$121,594	$121,878	$119,456	$484,207	$474,304

Subscription revenue from Legacy products
Broadband — Consumer ADSL	$15,809	$16,456	$20,028	$68,580	$88,089
Broadband — Business SDSL & Frame Relay	32,666	33,938	37,407	137,909	154,872
High-capacity circuits	4,221	4,131	4,724	17,300	18,574

Total subscription revenue from Legacy products	52,696	54,525	62,159	223,789	261,535

Subscription revenue from Growth products
Broadband — T1, Business ADSL, LPVA	43,790	42,522	35,665	164,398	130,697
VoIP	10,873	10,615	8,483	40,304	27,752
Wireless	3,763	3,679	3,377	14,497	10,872

Total subscription revenue from Growth products	58,426	56,816	47,525	219,199	169,321

Total subscription revenue	111,122	111,341	109,684	442,988	430,856
Other revenue, net	10,472	10,537	9,772	41,219	43,448

Revenue, net	$121,594	$121,878	$119,456	$484,207	$474,304

Direct subscription revenue	$44,026	$43,736	$41,460	$172,434	$155,528
Wholesale subscription revenue	67,096	67,605	68,224	270,554	275,328

Total subscription revenue	$111,122	$111,341	$109,684	$442,988	$430,856

Key Operating Data

	As of
	Dec 31, 2007	Sep 30, 2007	Dec 31, 2006
End of Period Lines (EOP)
Company
Business	226,604	230,182	236,956
Consumer	260,647	274,898	282,059

Total Company	487,251	505,080	519,015

Wholesale
Business	163,261	166,078	171,647
Consumer	253,183	266,671	271,311

Total Wholesale	416,444	432,749	442,958

Direct
Business	63,343	64,104	65,309
Consumer	7,464	8,227	10,748

Total Direct	70,807	72,331	76,057

Direct VoIP
Customers	2,315	2,340	1,623
Stations	56,005	56,966	49,987
Sites	4,024	4,035	2,805

Direct Wireless
Subscribers	3,540	3,582	3,493

Average Revenue per User (ARPU)

	Three Months Ended
	Dec 31, 2007	Sep 30, 2007	Dec 31, 2006
Company
Business	$107	$105	$101
Consumer	$24	$24	$24

Total Company	$62	$61	$59

Wholesale
Business	$90	$88	$84
Consumer	$24	$24	$24

Total Wholesale	$49	$48	$47

Direct
Business	$151	$150	$147
Consumer	$30	$30	$35

Total Direct	$138	$135	$130

Direct VoIP
Customers	$1,635	$1,665	$1,814
Stations	$64	$62	$58
Sites	$924	$926	$1,039

Business Outlook

A-EBITDA Calculation (Note 2)

	Full Year-2007
	Projected Range of Results
Total Revenue, net	$485.0	$505.0

Net loss	$(40.5)	$(26.5)
Plus: Other expense, net	9.5	8.5
Depreciation and amortization of property and equipment	43.0	41.0
Amortization of collocation fees and other intangible assets	10.0	9.5
Employee stock-based compensation	3.0	2.5

A-EBITDA (Note 2)	$25.0	$35.0